Exhibit 10.3

ADOPTION AGREEMENT

THIS ADOPTION AGREEMENT is the adoption by Union Bankshares, Inc. ("Bankshares"), or "Employer" and Union Bank ("Bank") of the 2008 Amended and Restated Nonqualified Deferred Compensation Plan of Union Bankshares, Inc. ("Plan").

WITNESSETH

WHEREAS, in 1990 Bankshares and its subsidiary, Bank, adopted that certain Union Bankshares, Inc. Morrisville, Vermont Deferred Compensation Plan and Agreement, an unfunded, nonqualified deferred compensation plan (the "1990 Plan");

WHEREAS, in October 2004, Section 409A of the Internal Revenue Code was enacted into law, the result of which was to effect sweeping changes to the way in which nonqualified deferred compensation plans were taxed, which by its terms generally applies to any nonqualified deferred compensation plan (within the meaning of Section 409A) with respect to which there are amounts deferred in taxable years beginning after December 31, 2004, and with respect to amounts deferred in taxable years before January 1, 2005, if the plan under which the deferral is made is materially modified after October 3, 2004;

WHEREAS, following the enactment of Section 409A, the 1990 Plan was "frozen," and since the effective date of Section 409A there have been no deferrals into the 1990 Plan;

WHEREAS, for the purposes of complying with Section 409A of the Internal Revenue Code, Bankshares, Bank, and the participants desire to amend and restate the 1990 Plan as set forth in the Plan by adopting the Plan in accordance with the terms and conditions set forth in this Adoption Agreement;

WHEREAS, the amendments to the 1990 Plan set forth in the Plan shall be applicable to each participant of the 1990 Plan only after each such participant has executed an instrument agreeing, among other things, to the amendments substantially in the form attached as Exhibit B to this Adoption Agreement (the "Participant Acceptance Form");

WHEREAS, the Participants participated in the Plan by reason of rendering services to the Employer in one or more of the following capacities: (i) rendering services to Bank as an employee of the Bank and/or (ii) rendering services to Bankshares or the Bank in the capacity of an independent contractor as a member of the board of directors (hereinafter any such person rendering services in more than one capacity referred to as a "dual status provider");

WHEREAS, pursuant to Treas. Reg. §1.409A-1(c)(2)(ii), in any case where a dual service provider participates in a director arrangement which is substantially similar to the arrangements provided to services providers providing services only as directors, the director arrangements and the employee arrangements are not aggregated and may be treated as separate plans (the "Non-Aggregation Rule");

WHEREAS, the Employer wishes to treat the director arrangements and the employee arrangements under the Plan as separate plans pursuant to the Non-Aggregation Rule;

WHEREAS, for purposes of determining whether a Participant has Separated from Service under the Plan, pursuant to Treas. Reg. §1.409A-l(h)(5) the services of a dual status provider as a director shall not be taken into account in determining whether the Participant has Separated from Service as an employee for purposes of the Non-Aggregation Rule;

NOW, THEREFORE, the Employer, with the consent of the Bank as a Participating Employer; hereby adopts the Plan in accordance with the terms and conditions set forth in this Adoption Agreement:

ARTICLE I

Terms used in this Adoption Agreement shall have the same meaning as in the Plan, unless some other meaning is expressly herein set forth. The Employer hereby represents and warrants that the Plan has been adopted by the Employer upon proper authorization and the Employer hereby elects to adopt the Plan for the benefit of its Participants as referred to in the Plan. By the execution of this Adoption Agreement, the Employer hereby agrees to be bound by the terms of the Plan.

ARTICLE II

The Employer hereby makes the following designations or elections for the purpose of the Plan:

2.6

Committee: The duties of the Committee set forth in the Plan shall be satisfied by:

___

(a)

Company

___

(b)

The administrative committee appointed by the Board to serve at the pleasure of the Board.

___

(b)

Board.

XX

(c)

Other (specify): Compensation Committee.

2.7

Company: The Company means Union Bankshares, Inc. and/or Union Bank

2.8

Compensation: The "Compensation" of a Participant shall mean all of a Participant's:

___

(a)

Base salary.

___

(b)

Service Bonus.

___

(c)

Performance-Based Compensation earned in a period of 12 months or more.

___

(d)

Commissions.

___

(e)

Compensation received as an Independent Contractor reportable on
Form 1099.

XX

(f)

Other: The deferred compensation account balances and additional amounts accrued under the Plan on the Effective Date as set forth on Exhibit A ("Deferred Compensation Amount" column) reflected in the Deferred Compensation Account plus, if applicable to the Participant, the "Additional Amount Accrued" specified on Exhibit A of this Adoption Agreement.

2.9

Crediting Date: The Deferred Compensation Account of a Participant shall be credited with the amount of any Participant Deferral Credits to such account at the time designated below:

___

(a)

The last business day of each Plan Year.

___

(b)

The last business day of each calendar quarter during the Plan Year.

___

(c)

The last business day of each month during the Plan Year.

___

(d)

The last business day of each payroll period during the Plan Year.

___

(e)

Each pay day as reported by the Employer

___

(f)

Any business day on which Participant Deferrals are received by the administrative recordkeeper.

XX

(g)

Other: Effective as of the Effective Date, assuming that by no later than December 26, 2008, the applicable Participant has executed a Participant Acceptance Form (as defined above) confirming the balance of his or her Deferred Compensation Account (in conformity with the amount listed for such Participant on Exhibit A) and agreeing to the amendments to the 1990 Plan, the Deferred

Compensation Account of each such Participant shall be credited with the amount listed in the "Deferred Compensation Account" column of
Exhibit A for such Participant. The Deferred Compensation Account of the Participants shall be further credited with the amount of the "Additional Amount Accrued" (as specified on Exhibit A), if any, applicable to the Participant. If a participant in the 1990 Plan does not execute a Participant Acceptance Form as contemplated above, such participant shall not be a Participant in the amended and restated Plan and shall instead retain the benefits provided under the 1990 Plan.

2.13

Effective Date:

___

(a)

This is a newly-established Plan, and the Effective Date of the Plan is ________________.

XX

(b)

This is an amendment and restatement of a plan named "Union Bankshares, Inc. Morrisville, Vermont Deferred Compensation Plan and Agreement" dated 1990. The Effective Date of this amended and restated Plan shall be November 19, 2008.

2.15

Employer: The Employer is Union Bankshares, Inc. and Union Bank.

2.17

Grandfathered Amounts:

XX

(a)

Grandfathered Amounts shall be treated in the same manner as all other amounts deferred under the Plan.

___

(b)

Other Special Treatment: ________________________.

2.19

In-Service Account:

XX

(a)

Yes, the Plan provides for In-Service Accounts.

___

(b)

No, the plan does not provide for In-Service Accounts.

2.20

Normal Retirement Age: The Normal retirement Age of a Participant shall be:

XX

(a)

Age 53.

___

(b)

The later of age 53 or the 5th anniversary of the participation commencement date. The participation commencement date is the first day of the first Plan Year in which the Participant commenced participation in the Plan.

___

(c)

Other: ___________________________________.

2.23

Participating Employer(s): As of the Effective Date, the following Participating Employer(s) are parties to the Plan:

Name of Employer	Address	Telephone No.	EIN
Union Bankshares, Inc.	20 Lower Main St.	(802) 888-6600	03-0283552
P.O. Box 667
Morrisville, VT 05661

Union Bank	20 Lower Main St.	(802) 888-6600	03-0286322
P.O. Box 667
Morrisville, VT 05661

2.26

Plan: The name of the Plan as applied to the Employer is 2008 Amended and Restated Nonqualified Deferred Compensation Plan of Union Bankshares, Inc.

2.28

Plan Year: The Plan Year shall end each year on the last day of the month of December.

2.30

Seniority Date: The date on which the Participant has:

___

(a)

Attained age ____.

___

(b)

Completed ____ Years of Service from First Date of Service.

___

(c)

Attained age ____ and completed ____ Years of Service from First Date of Service.

___

(d)

Attained an age as elected by the Participant.

XX

(e)

Not applicable - distribution elections for Separation from Service are not based on Seniority Date.

2.35

Trust:

___

(a)

The Employer does desire to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

___

(b)

The Employer does not desire to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan.

XX

(c)

The Employer desires to establish a "rabbi" trust for the purpose of setting aside assets of the Employer contributed thereto for the payment of benefits under the Plan upon the occurrence of a Change in Control.

2.37

Years of Service: For purposes of determining the vesting of the Additional Amount Accrued specified on Exhibit A, the Additional Amount Accrued specified on Exhibit A shall vest as specified in Exhibit A (assuming that by no later than December 26, 2008, the applicable Participant has executed a Participant Acceptance Form confirming the balance of his or her Deferred Compensation Account and agreeing to the amendments to the 1990 Plan).

3.

Participation: By this Adoption Agreement the Committee is deemed to designate all of the individuals listed on Exhibit A as eligible to participate in the Plan.

4.1

Participant Deferral Credits: Subject to the limitations in Section 4.1 of the Plan, a Participant may elect to have his Compensation (as selected in Section 2.8 of this Adoption Agreement) deferred within the annual limits below by the following percentage or amount as designated in writing to the Committee:

___

(a)

Base salary:

minimum deferral: $__________%

maximum deferral: $__________ or __________%

___

(b)

Service Bonus:

minimum deferral: $__________%

maximum deferral: $__________ or __________%

___

(c)

Performance-Based Compensation:

minimum deferral: $__________%

maximum deferral: $__________ or __________%

___

(d)

Commissions:

minimum deferral: $__________%

maximum deferral: $__________ or __________%

___

(e)

Form 1099 Compensation:

minimum deferral: $__________%

maximum deferral: $__________ or __________%

XX

(f)

Other: Since the enactment of Section 409A, the 1990 Plan has been "frozen" and no compensation has been deferred into the Plan by or for the benefit of any of the Participants. Effective as of the Effective Date, assuming that by December 26, 2008, the applicable Participant has executed a Participant Acceptance Form confirming the balance of his or her Deferred Compensation Account and agreeing to the amendments to the 1990 Plan, the Deferred Compensation Account of each such Participant shall be credited with the amounts specified on Exhibit A, which amounts shall continue their status as deferred compensation. The Deferred Compensation Account of the Participants shall be further credited with the amount of the "Additional Amount Accrued" (as specified on
Exhibit A), if any, applicable to the Participant, upon vesting.

___

(g)

Participant deferrals not allowed.

4.2

Employer Credits: The Employer will make Employer Credits in the following manner:

___

(a)

Employer Discretionary Credits: The Employer may make discretionary credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

(i)

An amount determined each Plan Year by the Employer.

(ii)

Other: ___________________________________.

XX

(b)

Other Employer Credits: The Employer may make other credits to the Deferred Compensation Account of each Participant in an amount determined as follows:

(i)

An amount determined each Plan Year by the Employer.

(ii)

Other: As of the Effective Date the Deferred Compensation Account of the Participants shall be credited in accordance with the vesting schedule for the amount of the "Additional Amount Accrued" (as specified on Exhibit A), if any, applicable to the Participant (assuming that by December 26, 2008, the applicable Participant has executed a Participant Acceptance Form confirming the balance of his or her Deferred Compensation Account and agreeing to the amendments to the 1990 Plan).

___

(c)

Employer Credits not allowed.

5.2

Disability of a Participant:

___

(a)

A Participant's becoming Disabled shall be a Qualifying Distribution Event and the Deferred Compensation Account shall be paid by the Employer as provided in Section 7.1.

XX

(b)

A Participant becoming Disabled shall not be a Qualifying Distribution Event.

5.3

Death of a Participant: If the Participant dies while in Service, the Employer shall pay a benefit to the Beneficiary in an amount equal to the vested balance in the Deferred Compensation Account of the Participant determined as of the date to the Beneficiary commence, plus:

___

(a)

An amount to be determined by the Committee.

___

(b)

Other: ___________________________________.

XX

(c)

No additional benefits.

5.4

In-Service Distributions:

XX

(a)

In-Service Accounts are allowed with respect to:

___

Participant Deferral Credits only.

___

Employer Credits only.

XX

Participant Deferral and Employer Credits (only Employer Credits are amounts shown in "Additional Amount Accrued" column on Exhibit A).

In-service distributions may be made in the following manner:

___

Single lump sum payment.

XX

Annual installment payments over no more than 15 years.

If applicable, amounts not vested at the specified time of distribution will be:

___

Forfeited

XX

Distributed at Separation from Service if vesting at that time

___

(b)

No In-Service Distributions permitted.

5.5

Change in Control:

___

(a)

Participants may elect upon initial enrollment to have accounts distributed upon a Change in Control Event.

XX

(b)

A Change in Control shall not be a Qualifying Distribution Event.

5.6

Unforeseeable Emergency:

___

(a)

Participants may elect upon initial enrollment to have accounts distributed upon the occurrence of an Unforeseeable Emergency event.

XX

(b)

An Unforeseeable Emergency shall not be a Qualifying Distribution Event.

6.

Vesting: Each Participant executing a Participant Acceptance Form by no later than December 26, 2008, shall, effective as of the Effective Date, be fully vested in amount listed in the "Deferred Compensation Account" column for such Participant on Exhibit A to this Adoption Agreement, and, if applicable, the amount listed in the "Additional Amount Accrued" column for such Participant on Exhibit A. If a participant in the 1990 Plan does note execute a Participant Acceptance Form by December 26, 2008, such participant shall receive the benefits provided under the 1990 Plan (without the amendments specified in the Plan).

7.1

Payment Options: Participants rendering services to the Employer on the Effective Date ("In-Service Participants") shall be permitted to make elections regarding payment options as described in the following paragraphs of this Section 7.1. Participants who have already Separated from Service as of the Effective Date shall not be permitted to make elections regarding payment options and shall instead have the payments options described at the bottom of this Section 7.1 under the heading "Payment Options for Participants Who Have Separated From Service."

In-Service Participants. Any benefit under the Plan upon a permitted Qualifying Distribution Event may be made to the Participant or his Beneficiary (as applicable) in any of the following payment forms, as selected by the participant in the Participation Agreement. For purposes of the Plan, the term "Participation Agreement" means a written agreement entered into between a Participant and the Employer pursuant to the provisions of Section 4.1 of the Plan after the Adoption of this Plan and prior to December 31, 2008, and no agreement or election in effect with respect to the 1990 Plan shall be construed to constitute a Participation Agreement under the Plan. If the Participant and the Employer do not execute a Participation Agreement prior to December 31, 2008, the Participant shall receive the benefit payable under the Plan in accordance with the default payment option specified below under the heading "Default Payment Option for In-Service Participants."

(a)

Separation from Service prior to Seniority Date. or Separation from Service if Seniority Date is Not Applicable

___

(i)

A lump sum.

XX

(ii)

Approximately equal annual installments over a term certain as elected by the Participant prior to December 31, 2008, not to exceed 15 years.

___

(iii)

Other: ___________________________________.

(b)

Separation from Service on or After Seniority Date, If Applicable

___

(i)

A lump sum.

___

(ii)

Approximately equal annual installments over a term certain as elected by the Participant prior to December 31, 2008, not to exceed 15 years.

XX

(iii)

Other: Not applicable.

(c)

Separation from Service Upon a Change in Control Event

___

(i)

A lump sum.

XX

(ii)

Approximately equal annual installments over a term certain as elected by the Participant prior to December 31, 2008, not to exceed 15 years.

___

(iii)

Other: ___________________________________.

(d)

Death

___

(i)

A lump sum.

XX

(ii)

Approximately equal annual installments over a term certain as elected by the Participants prior to December 31, 2008, not to exceed 15 years.

___

(iii)

Other: ___________________________________.

(e)

Disability

___

(i)

A lump sum.

___

(ii)

Approximately equal annual installments over a term certain as elected by the Participants prior to December 31, 2008, not to exceed 15 years.

XX

(iii)

Other: A Participant becoming Disabled shall not be a Qualifying Distribution Event (except to the extent such disability separately results in a Separation from Service).

___

(iv)

Not applicable.

(f)

Change in Control

___

(i)

A lump sum in cash upon the date of the Qualifying Distribution Event.

___

(ii)

Approximately equal annual installments over a term certain as elected by the Participant prior to December 31, 2008, not to exceed _____ years.

___

(iii)

Other: ___________________________________.

XX

(iv)

Not applicable (if not permitted in 5.5)

Default Payment Option for In-Service Participants. If an In-Service Participant does not execute a Participant Acceptance Form and the Participant and the Employer do not execute a Participation Agreement prior to December 31, 2008, the Participant shall receive any benefit payable under the Plan in accordance as follows: The Participant shall receive the benefits payable under the plan in approximately equal annual installments over a term certain of
15 years commencing on a date selected by the Employer that is no later than 60 days after the earlier to occur of (i) the Separation from Service of the Participant or (ii) the death of the Participant.

Payment Options for Participants Who Have Separated From Service. A Participant who has already Separated from Service on the Effective Date shall continue to receive the payments in accordance with the 15-year payment schedule in effect immediately prior to the Effective Date.

7.4.

De Minimis Amounts:

___

(a)

Notwithstanding any payment election made by the Participant, the vested balance in the Deferred Compensation Account of the Participant will be distributed in a single lump sum payment at the time designated under the Plan if at the time of a permitted Qualifying Distribution Event that is either a Separation from Service, death, Disability (if applicable) or Change in Control Event (if applicable) the vested balance does not exceed $______. In addition, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan.

XX

(b)

There shall be no pre-determined de minimis amount under the Plan; however, the Employer may distribute a Participant's vested balance at any time if the balance does not exceed the limit in Section 402(g)(1)(B) of the Code and results in the termination of the Participant's entire interest in the Plan.

10.1

Contractual Liability: Liability for payments under the Plan shall be the responsibility of the:

___

(a)

Company

XX

(b)

Employer or Participating Employer who employed the Participant when amounts were deferred.

14.

Amendment and Termination of Plan: Notwithstanding any provision in this Adoption Agreement or the plan to the contrary, Section 13 of the Plan shall be amended to read as provided in attached Exhibit C.

17.9.

Construction: The provisions of the plan and Trust (if any) shall be construed and enforced according to the laws of the State of Vermont, except to the extent that such laws are superseded by ERISA and the applicable provisions of the Code.

18.1.

409A Transition Relief - Elections During 2008: Notwithstanding the provisions of Section 7.1 or 7.5 of the Plan, a Participant may elect on or before December 31, 2008, the time or form of payment of amounts subject to Section 409A of the Code provided that such election applies only to amounts that would not otherwise be payable in the year of election and does not cause an amount to be paid in the year of the election that would not otherwise be payable in such year.

IN WITNESS WHEREOF, this Adoption Agreement has been executed as of the day and year stated below.

Union Bankshares, Inc.
Name of Employer
By:	/s/ KD Gibbons
Name:
Title:
Date: 11/19/08

Union Bank
Name of Employer
By:	/s/ KD Gibbons
Name:
Title:
Date: 11/19/08

SCHEDULE OF EXHIBITS

Exhibit A

Deferred Compensation Accounts; Additional Amount Accrued

Exhibit B

Participant Acceptance Form

Exhibit C

Amendment to Section 13 of Plan

EXHIBIT A

DEFERRED COMPENSATION ACCOUNT BALANCES

AND ADDITIONAL AMOUNT ACCRUED

On the Effective Date of the Plan, the balances of the Deferred Compensation Accounts of the participants shall be as listed in column B of the following table:

Column A	STATUS	Column B		Column C
INDIVIDUAL		DEFERRED COMPENSATION ACCOUNT		ADDITIONAL AMOUNT ACCRUED
		1099	W-2	1099	W-2
Cynthia Borck	SS *	$188,820	$18,684	$23,236	$2,289
Kenneth Gibbons	IS	$355,126.85	$25,721.60	$79,039	$3,530
Peter Haslam	SS, FP	N/A	N/A	N/A	N/A
William Kinney	SS, FP	N/A	N/A	N/A	N/A
Jake Melcher	SS, FP	N/A	N/A	N/A	N/A
Marsha Mongeon	IS	N/A	$113,333.63	N/A	$30,939
Bob Rollins	PO	$337,115	N/A	N/A	N/A
Ruth Schwartz	IS	N/A	$94,411.40	N/A	$15,779
Arlen Smith	SS, FP	N/A	N/A	N/A	N/A
Kermit Spaulding	SS, PO	N/A	$22,594.60	N/A	N/A

Key to "Status" Column:

IS

=

In service. Rendering services to Employer on the Effective Date.

SS

=

Separated from Service.

FP

=

Fully paid all benefit payments.

PO

=

Currently in pay-out status. Benefit payments not yet fully paid.

*

=

Separated from Service with respect to services as an employee of Bank but not yet Separated from Service with respect to services rendered to Bankshares as a director. Payments of amounts deferred with respect to services as an employee of Bank will commence in 2009, six months after the date of Separation from Service in compliance with Treas. Reg. §1.409A-3(i)(2) (applicable to "specified employees")

Columns. The amount listed in the" 1099" column of column B represents the Deferred Compensation Account attributable to the Participant's services to Bankshares or Bank as a director of Bankshares or Bank. The amount listed in the "W-2" column of column B represents the Deferred Compensation Account attributable to the Participant's services to Bank as an employee of Bank.

Vesting. The amount listed in the "Additional Amount Accrued" column above shall be subject to the following vesting requirements. Kenneth Gibbons and Marsha Mongeon will vest in the Additional Amount Accrued amount as follows: 50% of the amount will vest on December 1, 2009, and 50% will vest on December 1, 2010, assuming that on each such vesting date the individual has not previously voluntarily separated from service or separated from service as a result of termination by the Bank for cause, with a full acceleration of vesting in the event of death. Cynthia Borck and Ruth Schwartz will vest 100% in the Additional Amount Accrued on December 1, 2008.

EXHIBIT B

2008 AMENDED AND RESTATED NONQUALIFIED DEFERRED

COMPENSATION PLAN OF

UNION BANKSHARES, INC. AND UNION BANK

PARTICIPANT ACCEPTANCE FORM

ACKNOWLEDGMENT OF PLAN AMENDMENTS

AND CONFIRMATION OF ACCOUNT BALANCE

The undersigned individual (the "Participant"), Union Bankshares, Inc. and Union Bank have executed this instrument for the purpose of confirming their understandings with respect to the amendment and restatement of the 1990 Plan (as defined below).

Background

A.

In 1990 Union Bankshares, Inc. ("Bankshares") and its subsidiary, Union Bank ("Bank"), adopted that certain Union Bankshares, Inc. Morrisville, Vermont Deferred Compensation Plan and Agreement (the "1990 Plan") pursuant to which Bankshares and Bank adopted a nonqualified deferred compensation arrangement for the benefit of the directors of Bankshares and a select group of management or highly compensated employees of Bank.

B.

In October 2004, Section 409A of the Internal Revenue Code was enacted into law, the result of which was to effect sweeping changes to the way in which nonqualified deferred compensation plans were taxed. Section 409A, by its terms, generally applies to any nonqualified deferred compensation plan (within the meaning of Section 409A) with respect to which there are amounts deferred in taxable years beginning after December 31, 2004, and with respect to amounts deferred in taxable years before January 1, 2005, if the plan under which the deferral is made is materially modified after October 3, 2004.

C.

Since the effective date of Section 409A, no compensation has been deferred into the Plan by or for the benefit of any of the participants of the 1990 Plan.

D.

For the purposes of complying with Section 409A, Bankshares and Bank amended and restated the 1990 Plan as set forth in the 2008 Amended and Restated Nonqualified Deferred Compensation Plan of Union Bankshares, Inc. (the "Amended Plan"), and the Adoption Agreement pursuant to which such plan was adopted by Bankshares and Bank, which amendments shall apply with respect to the Participant upon execution of this instrument by the parties hereto.

E.

In connection with the adoption of the Amended Plan (amending and restating the 1990 Plan), the Participant and the Employer wish to confirm the deferred compensation amount accrued for the Participant under the Amended Plan.

Agreement

NOW THEREFORE, intending to be legally bound hereby, the parties hereby agree as follows:

1.

The balance of the Deferred Compensation Account (as defined in the Amended Plan) of Participant as of _____________, 2008, has been determined to be $______. Each party accepts to this determination and irrevocably waives any right to contest the manner or method in which such balance was calculated.

2.

The participant accepts the terms of the Amended Plan and agrees that the Amended Plan amends and restates terms of the deferred compensation payable to the Participant pursuant to the 1990 Plan.

3.

The participant understands that amounts deferred under the 1990 Plan, as amended by the Amended Plan, are subject to tax under the Federal Insurance Contribution Act (FICA) or the Self-Employment Contribution Act (SECA). SECA taxes will be the responsibility of the Independent Contractor. Payments to the participant under the Plan will be reduced to the extent of required withholdings for FICA or SECA taxes.

Dated: _______________, 2008
Signature

Print Name

UNION BANKSHARES, INC.

Dated: _______________, 2008	By:
Name:
Title:

UNION BANK

Dated: _______________, 2008	By:
Name:
Title:

EXHIBIT C

AMENDMENT TO SECTION 13 OF PLAN

The Participant's beneficiary shall be the person or persons designated by the Participant on the beneficiary designation form provided by and filed with the Committee or its designee. If the Participant does not designate a beneficiary, the beneficiary shall be his Surviving Spouse or Civil Union partner as defined by the State of Vermont. If the Participant does not designate a beneficiary and has no Surviving Spouse/Civil Union Partner, the beneficiary shall be the Participant's estate. The designation of a beneficiary may be changed or revoked only by filing a new beneficiary designation form with the Committee or its designee. If a beneficiary (the "primary beneficiary") is receiving or is entitled to receive payments under the Plan and dies before receiving all of the payments due him, the balance to which he is entitles shall be paid to the contingent beneficiary, if any, named in the Participant's current beneficiary designation form. If there is no contingent beneficiary, the balance shall be paid to the estate of the primary beneficiary. Any beneficiary may disclaim all or any part of any benefit to which such beneficiary shall be entitled hereunder by filing a written disclaimer with the Committee before payment of such payment of such benefit is to be made. Such disclaimer shall be made in a form satisfactory to the Committee and shall be irrevocable when filed. Any benefit disclaimed shall be payable from the plan in the same manner as if the beneficiary who filed the disclaimer had predeceased the Participant.